Investor presentation TRISTATE CAPITAL HOLDINGS, INC. (NASDAQ: TSC) Second quarter ended June 30, 2019

Important Information About this presentation Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months ended June 30, 2019, compared to the same TTM period the year prior; and balance sheet data is as of June 30, 2019, compared to one year prior. Forward looking statements: This presentation may contain “forward-looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. 2 Investor presentation

Three Businesses Drive Differentiated Growth Sophistication of a super regional financial firm with the high touch of a boutique firm Private Banking Investment Management Commercial Banking NATIONAL NATIONAL PA, NY, NJ & OH Organic growth Organic & acquisitive growth Organic growth Low capital requirements Low capital requirements Traditional capital requirements Self-funding liquidity management Relationship-driven liquidity and treasury management funding 3 Investor presentation

Three Businesses Drive Differentiated Growth For the trailing twelve-months and period ending June 30, 2019 Growth in net income available 20% to common stockholders Asset quality Operating leverage Asset sensitive & LIBOR neutral balance sheet 12% Total revenue growth 28% 22% 20% Private banking Investment management fee Commercial loan growth contribution to total revenue loan growth 4 Investor presentation

Unique Model Sophisticated, high-touch, client-focused approach to financial services positions us to do well while empowering our clients to do well 29% of revenue from non-interest income 16% organic NII growth YOY driven through lower credit risk and variable rate loans 24% organic loan growth YOY 30% organic deposit growth YOY 93% of loans and 29% of debt securities variable rate 55.72% YTD Bank efficiency ratio ~$627k quarterly revenue/FTE, annualized ~18% insider ownership 0 branches 5 Investor presentation

Strong Foundation for Future Growth since 2013 IPO illustrates the strength and effectiveness of strategy % Change 6/30/2019 3/31/2013 since IPO (Dollars in Thousands) Among Fortune’s 100 Assets $ 6,846,003 $ 2,074,287 230% Fastest-Growing Companies Total revenue (TTM) $ 169,336 $ 63,548 166% Net interest income $ 120,026 $ 58,487 105% Ranked by Fortune1 in 2018 for (TTM) Non-interest income 2nd consecutive year based on: $ 49,310 $ 5,061 874% (TTM) • 30% growth in EPS Income before tax $ 65,058 $ 17,629 269% • 19% growth in revenue (TTM) • 26% total return EPS2 (TTM) $ 1.92 $ 0.48 300% on a three-year annualized basis 1 The September 2018 issue of Fortune reported that it ranks the 100 Fastest-Growing Companies listed on major U.S. stock exchanges by "revenue growth rate, EPS growth rate, and total return for the period ended June 29, 2018 on a three-year annualized. (To compute the revenue and EPS growth rates, Fortune uses a trailing-four-quarters log linear least square regression fit.)." 2 Fully diluted earnings per share. 6 Investor presentation

DOUBLE -DIGIT EPS GROWTH $2.20 $2.00 $1.92 $1.81 $1.80 CAGR Record of Growth $1.60 35% $1.40 $1.32 Double-digit YOY EPS growth for $1.20 $1.01 21 of 25 quarters $1.00 $0.80 $0.80 $0.60 $0.55 $0.40 2014 2015 2016 2017 2018 TTM 2Q19 7 Investor presentation

2019 Financial Performance Goals Aimed at sustaining record of double-digit earnings growth over long term Grow pre-tax Organically grow Grow treasury Surpass $7B in income at a double- loans at a management bank assets digit pace of double-digit pace deposit accounts by 15%–25% of 15%–25% $500 million Deliver double-digit Surpass $15B Drive operating leverage Maintain strong credit organic growth of in AUM at Chartwell through revenue quality metrics Chartwell revenues Through a combination of growth and disciplined Continuing to distinguish us by While continuing to evaluate organic and inorganic growth driving peer leading risk expense management adjusted returns investment management M&A Maintaining bank efficiency ratio in the low 50s while limiting annual operating expense growth to a single-digit rate 8 Investor presentation

Operating Leverage

Driven by revenue growth, exceptional client focus, scalable model and prudent management

Unique branchless model

276 FTEs
Highly experienced and high-performing team

55.72% YTD Bank efficiency ratio
compared to 52.38% in prior year period

SUPERIOR REVENUE / EMPLOYEE



$650,000
$600,000
$550,000
$500,000
2014
2015
2016
2017
2018
2Q19
Annualized*

*Revenue per employee was ~$627,000 in 2Q19, more than ***twice*** that of our peer group[1]

[1] Peer data for bank holding companies with $5B-$10B in MRQ assets. Analysis of net interest income plus non-interest income, annualized, divided by period-end FTE employees based on data from S&P Global Market Intelligence.

9 Investor Presentation

Private Banking TriState Capital’s fastest-growing channel for lending PRIVATE BANKING LOANS Loans over-collateralized by marketable $3.5 securities, cash value life insurance $3.189 policies or cash are monitored utilizing $3.0 $2.870 the bank’s proprietary technology • No loss history to date $2.5 CAGR $2.266 31% $2.0 Favorable regulatory capital treatment s n $1.736 o i l l given reduced risk weighting enhances i B capital efficiency $1.5 $1.345 $0.989 Marketable securities collateral consist of $1.0 liquid and primarily well-diversified portfolios $0.5 $0.0 2014 2015 2016 2017 2018 2Q19 % of Total Loans 41.2% 47.3% 51.0% 54.1% 55.9% 56.3% 10 Investor presentation

Private Banking TriState Capital’s network of financial intermediary referral relationships is steadily expanding National distribution of private banking loans and other services through financial intermediaries including broker-dealers, regional securities firms, registered investment advisors, wealth managers, family offices and trust companies • 201 financial intermediaries, providing access to 50,000+ individual financial advisors, up from around 50 at 2013 IPO • Encompasses those that do not offer banking services themselves Private banking loans prove attractive to the fast-growing numbers of financial advisors moving from wire houses to independent platforms <35% High net worth Loans to HNW Median LTV individuals, trusts and individuals used for of these businesses any purpose (except to outstanding loans purchase securities) 11 Investor presentation

ORGANIC, IN-MARKET COMMERCIAL LOAN GROWTH $3.0 $2.476 $2.5 CAGR Middle-Market 13% $2.263 Commercial $2.0 $1.919 $1.665 s Banking n $1.496 o i l $1.5 $1.410 l i Four-state Mid-Atlantic footprint B $1.0 commercial loan $0.5 20% growth YOY $0.0 2014 2015 2016 2017 2018 2Q19 C&I CRE: owner-occupied CRE: non-owner occupied 12 Investor presentation

Middle-Market Commercial Banking In-market relationships diversified across industries, property type and geographies Highly experienced in-market regional presidents and relationship managers, with 25+ years average experience, source and serve local clients through our Mid-Atlantic representative offices 22% 53% 24% 15% 12% 41% COMMERCIAL C&I LOANS CRE LOANS LOANS BY $908M $1.57B 26% REGION 10% $2.48B 17% 21% 5% 20% 14% 20% Income-producing Owner-occupied Service Real estate Western PA Eastern PA Multifamily/apartment Construction/land Manufacturing Transportation Ohio New Jersey All others NYC 13 Investor presentation

Superior Credit Quality Drives consistently low annual credit costs ALLOWANCE / NPLs NPLs / TOTAL LOANS 800% 1.5% $6 640.3% 1.26% 590.4% $5 600% 452.9% 1.0% $4 s n o i 400% $3 l 0.59% l 0.52% i 0.5% $2 B 200% 107.9% 105.5% 67.1% $1 0.08% 0.04% 0.04% 0% 0.0% $0 2014 2015 2016 2017 2018 2Q19 2014 2015 2016 2017 2018 2Q19 Total Loans NCOs / AVERAGE LOANS 0.6% allowance to 0.4% 0.41% 640.3% NPLs ratio 0.2% 0.09% 0.10% —% 0.02% —% 0.0% -0.2% 2014 2015 2016 2017 2018 2Q19 US Bank Aggregate NCOs / Avg Loans 14 Investor presentation

Organic Deposit Growth DIVERSE AND HIGH-QUALITY DEPOSIT FRANCHISE World class financial institutions and national deposit team $6 3.0% Treasury management $5 2.40% 2.5% capabilities and team enhanced 2.41% in 2016 $4 2.0% s n o i Enhanced capabilities to serve l $3 1.5% l i family offices and ultra high net B worth clients in 2018 $2 1.0% 0.49% $1 0.5% of deposits are 0.17% 26% fixed-rate CDs $0 0.0% 2014 2015 2016 2017 2018 2Q19 Annualized 1-Month LIBOR1 Average Cost of Deposits Certificates of Deposit Money Market Deposits Noninterest and Interest Checking 1 1-Month London Interbank Offered Rate (LIBOR), based on U.S. dollar, percent. daily, not seasonally adjusted. 15 Investor presentation

Treasury Management a Strategic Priority Investments in best-in-class technology and talent beginning in 2016 are paying off for our clients and our business Treasury management deposits are up more than 60% year-to-date 12 dedicated professionals across regional footprint Sophisticated and high touch service combined with transparent fee structures driving growth with existing clients and rapid expansion of new clients ~500 clients and growing, including deposit-only clients with essential need for treasury management services 16 Investor presentation

Chartwell Investment management fees provide significant income diversification Leveraging TSC's distribution network CHARTWELL REVENUE AND EBITDA and expertise to grow Chartwell Investment Partners' AUM $50 Enhancing institutional inflows while $40 $37.0 $37.1 $37.6 $37.8 maintaining strong retail momentum $29.6 $30 s • Retail up to 27% in MRQ from n o i l l i 8% when Chartwell was acquired M $20 in 2014 $13.2 $8.5 $10 $7.4 $6.9 $7.9 12% Institutional $0 15% Subadvisory 2015 2016* 2017 2018* TTM 2Q19* $9.49B AUM Mutual Funds 8% Revenue EBITDA 65% Managed Accounts * EBITDA reflects change in the fair value of acquisition earnout in the period. 17 Investor presentation

Chartwell Offers strategies not easily replicated by passive products AUM of $9.49B up 19% since TSC acquired Chartwell in 2014 strategies outperforming respective 9 benchmarks for 3 and 5 years Growth driven by superior investment performance Small Cap Value Mid Cap Value Smid Cap Value Dividend Value 13% Value Equity Covered Call 23% Short Duration BB-Rated High Yield Fixed Income Growth Equity AUM BY Intermediate High Grade Fixed Income INVESTMENT 4% Balanced Core High Grade Fixed Income TEAM Core Plus Fixed Income 14% Fixed Income 46% Large Cap Large Cap Growth Small Cap Growth Berwyn Income Fund High Yield Fixed Income Short Duration High Grade Corporate 18 Investor presentation

Capital and Investment Profile History of deploying capital in accretive acquisitions while organically growing balance sheet Deployed $66M raised in 2013 IPO Investment Profile2 (last common equity raise) in three accretive investment management Closing Price $ 19.91 acquisitions1 while organically growing 52-Week High $ 30.10 bank’s balance sheet by more than $4B 52-Week Low $ 18.20 Raised net capital of $116M in Common Shares Outstanding 29.3M 2018-2019 offerings of non-cumulative Float 24.2M perpetual preferred stock, providing additional Tier 1 capital for the holding Average Daily Volume (3 mos.) ~99 company Insider Ownership ~18% Repurchased 2.0M shares since 4Q14 for $31.3M (~$15.25 per share) 1 Chartwell acquisition closed 3/5/2014, TKG acquisition closed 4/29/2016, and Columbia acquisition closed 4/6/2018. 2 Market data as of July 19, 2019. 19 Investor presentation appendix 20 Investor presentation

KEY PERFORMANCE RATIOS

(Dollars in thousands)	As of and For the Three Months Ended June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	As of and For the Years Ended December 31, 2018	December 31, 2017
Performance ratios:							
Return on average assets [1]	0.91%	0.97 %	1.04 %	1.06%	1.16 %	1.04%	0.89%
Return on average common equity [2]	11.63%	12.50 %	13.16 %	12.78%	13.57 %	12.57%	10.30%
Net interest margin	2.03%	2.10 %	2.12 %	2.22%	2.38 %	2.26%	2.25%
Total revenue	$ 43,170	$ 43,413	$ 41,183	$ 41,570	$ 41,292	$ 161,391	$ 138,009
Bank efficiency ratio	55.16%	56.30 %	54.60 %	52.86%	50.49 %	53.09%	57.39%
Non-interest expense to average assets	1.71%	1.77 %	1.81 %	1.90%	2.00 %	1.93%	2.15%
Asset quality:							
Non-performing loans	$ 2,189	$ 7,329	$ 2,237	$ 2,269	$ 2,437	$ 2,237	$ 3,183
Non-performing assets	$ 5,213	$ 10,453	$ 5,661	$ 5,845	$ 6,013	$ 5,661	$ 6,759
Other real estate owned	$ 3,024	$ 3,124	$ 3,424	$ 3,576	$ 3,576	$ 3,424	$ 3,576
Non-performing assets to total assets	0.08%	0.16 %	0.09 %	0.10%	0.11 %	0.09%	0.14%
Non-performing loans to total loan	0.04%	0.14 %	0.04 %	0.05%	0.05 %	0.04%	0.08%
Allowance for loan and lease losses to loans	0.25%	0.28 %	0.26 %	0.29%	0.34 %	0.26%	0.34%
Allowance for loan and lease losses to non-performing loans	640.29%	200.74 %	590.43 %	598.63%	628.68 %	590.43%	452.94%
Net charge-offs (recoveries)	$ (16)	$ (1,881)	$ (206)	$ 1,504	$ (88)	$ 1,004	$ 3,722
Net charge-offs (recoveries) to average total loans	—%	(0.15)%	(0.02)%	0.13%	(0.01)%	0.02%	0.10%
Investment management segment:							
Assets under management	$ 9,485,000	$ 9,732,000	$ 9,189,000	$ 9,865,000	$ 9,554,000	$ 9,189,000	$ 8,309,000
EBITDA	$ 1,557	$ 2,621	$ 1,890	$ 1,867	$ 1,627	$ 6,900	$ 7,421

[1] Net income divided by total average assets.
[2] Net income available to common shareholders divided by average common equity.

21 INVESTOR PRESENTATION

INCOME STATEMENT

(Dollars in thousands, except per share data)	For the Three Months Ended June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	For the Years Ended December 31, 2018	December 31, 2017
Income statement data:							
Interest income	$ 66,339	$ 62,902	$ 58,162	$ 52,424	$ 47,784	$ 199,786	$ 134,295
Interest expense	35,036	32,530	28,630	23,605	18,993	86,382	42,942
Net interest income	31,303	30,372	29,532	28,819	28,791	113,404	91,353
Provision (credit) for loan and lease losses	(712)	(377)	(581)	(234)	415	(205)	(623)
Net interest income after provision for loan and lease losses	32,015	30,749	30,113	29,053	28,376	113,609	91,976
Non-interest income:							
Investment management fees	9,254	9,424	9,225	9,828	9,686	37,647	37,100
Net gain (loss) on the sale and call of debt securities	112	28	(76)	—	1	(70)	310
Other non-interest income	2,613	3,617	2,426	2,923	2,815	10,340	9,556
Total non-interest income	11,979	13,069	11,575	12,751	12,502	47,917	46,966
Non-interest expense:							
Intangible amortization expense	502	502	503	502	502	1,968	1,851
Change in fair value of acquisition earn out	—	—	(218)	—	—	(218)	—
Other non-interest expense	27,083	26,170	26,018	25,184	24,816	99,407	89,621
Total non-interest expense	27,585	26,672	26,303	25,686	25,318	101,157	91,472
Income before tax	16,409	17,146	15,385	16,118	15,560	60,369	47,470
Income tax expense	1,718	2,582	265	1,807	968	5,945	9,482
Net income	$ 14,691	$ 14,564	$ 15,120	$ 14,311	$ 14,592	$ 54,424	$ 37,988
Preferred stock dividends	1,150	679	679	679	762	2,120	—
Net income available to common shareholders	$ 13,541	$ 13,885	$ 14,441	$ 13,632	$ 13,830	$ 52,304	$ 37,988
Earnings per common share:							
Basic	$ 0.49	$ 0.50	$ 0.52	$ 0.49	$ 0.50	$ 1.90	$ 1.38
Diluted	$ 0.47	$ 0.48	$ 0.50	$ 0.47	$ 0.48	$ 1.81	$ 1.32

22 INVESTOR PRESENTATION

Period-End Balance Sheet As of (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2019 2019 2018 2018 2018 Period-end balance sheet data: Cash and cash equivalents $ 458,269 $ 243,911 $ 189,985 $ 186,535 $ 164,367 Total investment securities 431,426 487,087 466,759 393,139 288,674 Loans and leases held-for-investment 5,664,934 5,336,725 5,132,873 4,758,356 4,552,928 Allowance for loan and lease losses (14,016) (14,712) (13,208) (13,583) (15,321) Loans and leases held-for-investment, net 5,650,918 5,322,013 5,119,665 4,744,773 4,537,607 Goodwill and other intangibles, net 66,859 67,361 67,863 68,365 68,867 Other assets 238,531 223,638 191,383 180,476 174,421 Total assets $ 6,846,003 $ 6,344,010 $ 6,035,655 $ 5,573,288 $ 5,233,936 Deposits $ 5,786,983 $ 5,337,704 $ 5,050,461 $ 4,754,588 $ 4,441,202 Borrowings, net 335,000 398,216 404,166 262,365 264,814 Other liabilities 135,039 111,533 101,674 88,715 74,026 Total liabilities 6,257,022 5,847,453 5,556,301 5,105,668 4,780,042 Preferred stock 116,142 38,468 38,468 38,468 38,432 Common shareholders' equity 472,839 458,089 440,886 429,152 415,462 Total shareholders' equity 588,981 496,557 479,354 467,620 453,894 Total liabilities and shareholders' equity $ 6,846,003 $ 6,344,010 $ 6,035,655 $ 5,573,288 $ 5,233,936 23 Investor presentation

Capital Ratios As of June 30, March 31, December 31, September 30, June 30, 2019 2019 2018 2018 2018 TSCH capital ratios: Tier 1 leverage ratio 8.21% 7.13% 7.28% 7.53% 7.68 % Common equity tier 1 risk-based capital ratio 9.83% 9.98% 9.64% 10.52% 10.94 % Tier 1 risk-based capital ratio 12.56% 10.92% 10.58% 11.57% 12.06 % Total risk-based capital ratio 12.82% 11.26% 10.86% 11.89% 12.66 % TSCB capital ratios: Tier 1 leverage ratio 7.43% 7.29% 7.49% 7.71% 7.87 % Common equity tier 1 risk-based capital ratio 11.38% 11.18% 10.90% 11.92% 12.38 % Tier 1 risk-based capital ratio 11.38% 11.18% 10.90% 11.92% 12.38 % Total risk-based capital ratio 11.73% 11.57% 11.25% 12.30% 12.82% 24 Investor presentation

Loan Composition (Dollars in thousands) As of June 30, March 31, December 31, September 30, June 30, Loan and Lease Composition 2019 2019 2018 2018 2018 Private banking $ 3,188,668 $ 2,981,973 $ 2,869,543 $ 2,627,749 $ 2,488,162 C&I 908,054 862,405 785,320 771,546 741,901 CRE 1,568,212 1,492,347 1,478,010 1,359,061 1,322,865 Loans and leases held-for-investment $ 5,664,934 $ 5,336,725 $ 5,132,873 $ 4,758,356 $ 4,552,928 Private banking 56.3% 55.9% 55.9% 55.2% 54.6% C&I 16.0% 16.1% 15.3% 16.2% 16.3% CRE 27.7% 28.0% 28.8% 28.6% 29.1% Loans and leases held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0% 25 Investor presentation

Deposit Composition (Dollars in thousands) As of June 30, March 31, December 31, September 30, June 30, Deposit Composition 2019 2019 2018 2018 2018 Noninterest-bearing checking accounts $ 270,435 $ 292,188 $ 258,268 $ 236,422 $ 247,705 Interest-bearing checking accounts 971,081 895,948 778,131 713,833 612,501 Money market deposit accounts 3,021,610 2,760,147 2,781,870 2,565,561 2,494,927 Certificates of deposit 1,523,857 1,389,421 1,232,192 1,238,772 1,086,069 Total deposits $ 5,786,983 $ 5,337,704 $ 5,050,461 $ 4,754,588 $ 4,441,202 Noninterest-bearing checking accounts 4.7% 5.5% 5.1% 5.0% 5.5% Interest-bearing checking accounts 16.8% 16.8% 15.4% 15.0% 13.8% Money market deposit accounts 52.2% 51.7% 55.1% 53.9% 56.2% Certificates of deposit 26.3% 26.0% 24.4% 26.1% 24.5% Total deposits 100.0% 100.0% 100.0% 100.0% 100.0% 26 Investor presentation

Average Balance Sheet

TriState Capital

(Dollars in thousands)	June 30, 2019 Average Balance	June 30, 2019 Interest Income (1)/ Expense	June 30, 2019 Average Yield/ Rate	March 31, 2019 Average Balance	March 31, 2019 Interest Income (1)/ Expense	March 31, 2019 Average Yield/ Rate	June 30, 2018 Average Balance	June 30, 2018 Interest Income (1)/ Expense	June 30, 2018 Average Yield/ Rate
	Three Months Ended								
Assets									
Interest-earning deposits	$ 255,697	$ 1,542	2.42%	$ 202,474	$ 1,256	2.52%	$ 186,009	$ 842	1.82%
Federal funds sold	11,218	67	2.40%	8,595	31	1.46%	6,650	28	1.69%
Debt securities available-for-sale	249,281	2,053	3.30%	236,235	1,986	3.41%	181,718	1,356	2.99%
Debt securities held-to-maturity	181,495	1,712	3.78%	211,833	2,018	3.86%	72,166	678	3.77%
Equity securities	7,701	28	1.46%	12,755	72	2.29%	8,620	64	2.98%
FHLB stock	20,235	385	7.63%	20,498	305	6.03%	19,061	230	4.84%
Total loans and leases	5,462,489	60,579	4.45%	5,177,844	57,262	4.49%	4,378,514	44,614	4.09%
Total interest-earning assets	6,188,116	66,366	4.30%	5,870,234	62,930	4.35%	4,852,738	47,812	3.95%
Other assets	266,905			242,553			213,320		
Total assets	$ 6,455,021			$ 6,112,787			$ 5,066,058		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 868,721	4,965	2.29%	$ 792,690	$ 4,542	2.32%	$ 604,324	$ 2,576	1.71%
Money market deposit accounts	2,855,795	18,200	2.56%	2,682,390	16,540	2.50%	2,319,320	9,722	1.68%
Certificates of deposit	1,361,372	8,990	2.65%	1,300,296	8,251	2.57%	928,210	4,398	1.90%
Borrowings:									
FHLB borrowings	430,770	2,334	2.17%	459,333	2,585	2.28%	418,187	1,743	1.67%
Line of credit borrowings	857	10	4.68%	4,139	58	5.68%	—	—	—%
Subordinated notes payable, net	34,984	537	6.16%	34,933	554	6.43%	34,781	554	6.39%
Total interest-bearing liabilities	5,552,499	35,036	2.53%	5,273,781	32,530	2.50%	4,304,822	18,993	1.77%
Noninterest-bearing deposits	256,404			261,682			245,412		
Other liabilities	113,031			88,485			68,491		
Shareholders' equity	533,087			488,839			447,333		
Total liabilities and shareholders' equity	$ 6,455,021			$ 6,112,787			$ 5,066,058		
Net interest income (1)		$ 31,330			$ 30,400			$ 28,819	
Net interest spread (1)			1.77%			1.85%			2.18%
Net interest margin (1)			2.03%			2.10%			2.38%

(1) *Calculated on a fully taxable equivalent basis.*

27 Investor Presentation

AVERAGE BALANCE SHEET

TRISTATE CAPITAL

(Dollars in thousands)	2018 Average Balance	2018 Interest Income (1)/ Expense	2018 Average Yield/ Rate	2017 Average Balance	2017 Interest Income (1)/ Expense	2017 Average Yield/ Rate
Assets						
Interest-earning deposits	$ 188,921	$ 3,598	1.90%	$ 126,888	$ 1,466	1.16%
Federal funds sold	8,315	156	1.88%	6,923	68	0.98%
Debt securities available-for-sale	205,652	6,195	3.01%	144,735	3,122	2.16%
Debt securities held-to-maturity	90,895	3,399	3.74%	58,635	2,463	4.20%
Debt securities trading	—	—	—%	188	4	2.13%
Equity securities	10,517	277	2.63%	8,539	266	3.12%
FHLB stock	15,136	924	6.10%	13,286	603	4.54%
Total loans and leases	4,500,117	185,349	4.12%	3,711,701	126,544	3.41%
Total interest-earning assets	5,019,553	199,898	3.98%	4,070,895	134,536	3.30%
Other assets	221,467			193,532		
Total assets	$ 5,241,020			$ 4,264,427		
Liabilities and Shareholders' Equity						
Interest-bearing deposits:						
Interest-bearing checking accounts	$ 612,921	$ 11,440	1.87%	$ 336,337	$ 3,706	1.10%
Money market deposit accounts	2,429,203	45,106	1.86%	1,999,399	22,350	1.12%
Certificates of deposit	1,071,556	21,947	2.05%	967,503	11,429	1.18%
Borrowings:						
FHLB borrowings	325,356	5,555	1.71%	295,315	3,152	1.07%
Line of credit borrowings	2,568	119	4.63%	2,214	90	4.07%
Subordinated notes payable, net	34,807	2,215	6.36%	34,605	2,215	6.40%
Total interest-bearing liabilities	4,476,411	86,382	1.93%	3,635,373	42,942	1.18%
Noninterest-bearing deposits	244,090			210,860		
Other liabilities	75,473			49,279		
Shareholders' equity	445,046			368,915		
Total liabilities and shareholders' equity	$ 5,241,020			$ 4,264,427		
Net interest income (1)		$ 113,516			$ 91,594	
Net interest spread (1)			2.05%			2.12%
Net interest margin (1)			2.26%			2.25%

Years Ended December 31.

(1) *Calculated on a fully taxable equivalent basis.*

28 INVESTOR PRESENTATION

SEGMENTS

(Dollars in thousands)	Three Months Ended June 30, 2019 Bank	Investment Management	Parent and Other	Consolidated	Three Months Ended June 30, 2018 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 66,311	$ —	$ 28	$ 66,339	$ 47,720	$ —	$ 64	$ 47,784
Interest expense	34,517	—	519	35,036	18,440	—	553	18,993
Net interest income (loss)	31,794	—	(491)	31,303	29,280	—	(489)	28,791
Provision (credit) for loan and lease losses	(712)	—	—	(712)	415	—	—	415
Net interest income (loss) after provision for loan and lease losses	32,506	—	(491)	32,015	28,865	—	(489)	28,376
Non-interest income:								
Investment management fees	—	9,364	(110)	9,254	—	9,743	(57)	9,686
Net gain on the sale and call of debt securities	112	—	—	112	1	—	—	1
Other non-interest income	2,478	4	131	2,613	2,849	1	(35)	2,815
Total non-interest income	2,590	9,368	21	11,979	2,850	9,744	(92)	12,502
Non-interest expense:								
Intangible amortization expense	—	502	—	502	—	502	—	502
Other non-interest expense	18,903	7,930	250	27,083	16,223	8,242	351	24,816
Total non-interest expense	18,903	8,432	250	27,585	16,223	8,744	351	25,318
Income (loss) before tax	16,193	936	(720)	16,409	15,492	1,000	(932)	15,560
Income tax expense (benefit)	1,658	264	(204)	1,718	955	277	(264)	968
Net income (loss)	$ 14,535	$ 672	$ (516)	$ 14,691	$ 14,537	$ 723	$ (668)	$ 14,592

29 INVESTOR PRESENTATION

SEGMENTS

(Dollars in thousands)	Six Months Ended June 30, 2019 Bank	Investment Management	Parent and Other	Consolidated	Six Months Ended June 30, 2018 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 129,142	$ —	$ 99	$ 129,241	$ 89,071	$ —	$ 129	$ 89,200
Interest expense	66,436	—	1,130	67,566	32,990	—	1,157	34,147
Net interest income (loss)	62,706	—	(1,031)	61,675	56,081	—	(1,028)	55,053
Provision (credit) for loan and lease losses	(1,089)	—	—	(1,089)	610	—	—	610
Net interest income (loss) after provision for loan and lease losses	63,795	—	(1,031)	62,764	55,471	—	(1,028)	54,443
Non-interest income:								
Investment management fees	—	18,896	(218)	18,678	—	18,707	(113)	18,594
Net gain on the sale and call of debt securities	140	—	—	140	6	—	—	6
Other non-interest income	5,355	25	850	6,230	5,026	1	(36)	4,991
Total non-interest income	5,495	18,921	632	25,048	5,032	18,708	(149)	23,591
Non-interest expense:								
Intangible amortization expense	—	1,004	—	1,004	—	963	—	963
Other non-interest expense	37,923	14,987	343	53,253	32,010	15,815	380	48,205
Total non-interest expense	37,923	15,991	343	54,257	32,010	16,778	380	49,168
Income (loss) before tax	31,367	2,930	(742)	33,555	28,493	1,930	(1,557)	28,866
Income tax expense (benefit)	3,683	827	(210)	4,300	3,809	504	(440)	3,873
Net income (loss)	$ 27,684	$ 2,103	$ (532)	$ 29,255	$ 24,684	$ 1,426	$ (1,117)	$ 24,993

30 INVESTOR PRESENTATION

TriState Capital

Reconciliation of Non-GAAP Financial Measures to GAAP Income Statement Items

(Dollars in thousands)	For the Three Months Ended June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	For the Years Ended December 31, 2018	December 31, 2017
Total revenue:							
Net interest income	$ 31,303	$ 30,372	$ 29,532	$ 28,819	$ 28,791	$ 113,404	$ 91,353
Total non-interest income	11,979	13,069	11,575	12,751	12,502	47,917	46,966
Less: net gain (loss) on the sale and call of debt securities	112	28	(76)	—	1	(70)	310
Total revenue	$ 43,170	$ 43,413	$ 41,183	$ 41,570	$ 41,292	$ 161,391	$ 138,009

(Dollars in thousands)	For the Three Months Ended June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	For the Years Ended December 31, 2018	December 31, 2017
Bank total revenue:							
Net interest income	$ 31,794	$ 30,911	$ 30,058	$ 29,316	$ 29,280	$ 115,455	$ 93,380
Total non-interest income	2,590	2,905	3,161	2,850	2,850	11,042	9,864
Less: net gain (loss) on the sale and call of debt securities	112	28	(76)	—	1	(70)	310
Bank total revenue	$ 34,272	$ 33,788	$ 33,295	$ 32,166	$ 32,129	$ 126,567	$ 102,934
Bank efficiency ratio:							
Total non-interest expense (numerator)	$ 18,903	$ 19,021	$ 18,179	$ 17,002	$ 16,223	$ 67,190	$ 59,073
Total revenue (denominator)	$ 34,272	$ 33,788	$ 33,295	$ 32,166	$ 32,129	$ 126,567	$ 102,934
Bank efficiency ratio	55.16%	56.30%	54.60%	52.86%	50.49%	53.09%	57.39%

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

31 INVESTOR PRESENTATION

Reconciliation of Non-GAAP Financial measures to GAAP Income Statement Items For the Three Months Ended For the Years Ended June 30, March 31, December 31, September 30, June 30, December 31, December 31, (Dollars in thousands) 2019 2019 2018 2018 2018 2018 2017 Investment Management EBITDA: Net income $ 672 $ 1,431 $ 1,468 $ 957 $ 723 $ 3,851 $ 4,551 Interest expense — — — — — — — Income taxes expense (benefit) 264 563 (207) 282 277 579 522 Depreciation expense 119 125 126 126 125 502 497 Intangible amortization expense 502 502 503 502 502 1,968 1,851 EBITDA $ 1,557 $ 2,621 $ 1,890 $ 1,867 $ 1,627 $ 6,900 $ 7,421 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 32 Investor presentation

Reconciliation of Non-GAAP Financial measures to GAAP Balance Sheet Items As of June 30, March 31, December 31, September 30, June 30, (Dollars in thousands, except per share data) 2019 2019 2018 2018 2018 Tangible book value per common share: Common shareholders' equity $ 472,839 $ 458,089 $ 440,886 $ 429,152 $ 415,462 Less: goodwill and intangible assets 66,859 67,361 67,863 68,365 68,867 Tangible common equity $ 405,980 $ 390,728 $ 373,023 $ 360,787 $ 346,595 Common shares outstanding 29,339,152 29,351,833 28,878,674 28,920,978 28,947,883 Tangible book value per common share $ 13.84 $ 13.31 $ 12.92 $ 12.47 $ 11.97 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 33 Investor presentation